The Prudential Series Fund
For the fiscal period ended 12/31/05
File number 811-03623

SUB-ITEM 77D
Policies With Respect to Security
Investment

THE PRUDENTIAL SERIES FUND, INC.

Supplement dated July 25, 2005 to Prospectus dated May 1,
2005

This Supplement sets forth certain changes to the Prospectus of The Prudential Series Fund, Inc. (the
"Fund"), dated May 1, 2005, with respect to the Equity
Portfolio of the Fund and the Global Portfolio of the Fund. The following should be read in conjunction with your Prospectus and should be retained for future reference.

Effective on or about December 5, 2005, GE Asset
Management Inc. ("GEAM") will be terminated as a subadviser to the Equity Portfolio. Jennison Associates
LLC ("Jennison") and Salomon Brothers Asset Management
Inc. ("SaBAM") will remain as subadvisers to the Equity
Portfolio. As of such date, a ll references in the Prospectus to GEAM's management of the Equity Portfolio shall be deemed to be deleted.

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-Equity Portfolio:"

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital . While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio's investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the portfolio managers use a blend of investment styles. Jennison will use a "value" approach with respect to 25% of the Portfolio's assets and a "growth" approach with respect to 25% of the Portfolio's assets. A value approach seeks to identify strong companies selling at a discount from their perceived true value while a growth approach seeks to identify companies that exhibit higher-than-average earnings growth. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks.
SaBAM will use a "core" approach with respect to 50% of the Portfolio's assets. A core approach seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary
Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Alternative investment strategies -
including derivatives - to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

                   Purchase and sell options on equity
securities, stock indexes and foreign currencies.

                   Purchase and sell stock index and
foreign currency futures contracts and options on these futures contracts.

                   Forward foreign currency exchange
contracts.

                   Purchase securities on a when-issued
or delayed delivery basis.

                   Short sales against-the-box .

                   Repurchase agreements . The Portfolio
may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                   Equity and/or debt securities of Real
Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM.
Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio's assets. GEAM served a subadviser to the Portfolio from 2001 to December 5, 2005.

Effective on or about December 5, 2005, Jennison
Associates LLC ("Jennison") will be terminated as the subadviser to the Global Portfolio and will be replaced by William Blair & Company LLC ("William Blair"), LSV
Asset Management ("LSV"), Marsico Capital Management, LLC
("Marsico"), and T. Rowe Price Associates, Inc. ("T. Rowe
Price"). As of such date, a ll references in the Prospectus to Jennison's management of the Global
Portfolio shall be deemed to be deleted.

The following replaces the discussion in the section of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-Global Portfolio:"

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.







Subadviser

Target
Asset
Allocati
on of
Global
Portfoli
o's
Assets

Primary
Geographi
c
Focus and
Asset
Class

Investment
Style

William
Blair

25%

Foreign
Equity

Growth-
oriented

LSV

25%

Foreign
Equity

Value-
oriented

Marsico

25%

U.S.
Equity

Growth-
oriented

T. Rowe
Price

25%

U.S.
Equity

Value-
oriented



Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35%
of its in companies located in any one country. The 35% limitation does not apply to U.S investments. The
Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

                   company risk

                   derivatives risk

                   foreign investment risk

                   leveraging risk

                   management risk

                   market risk

                   currency risk

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-Global Portfolio:"

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital . While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.





Subadviser

Target
Asset
Allocati
on of
Global
Portfoli
o's
Assets

Primary
Geographi
c
Focus and
Asset
Class

Investment
Style

William
Blair

25%

Foreign
Equity

Growth-
oriented

LSV

25%

Foreign
Equity

Value-
oriented

Marsico

25%

U.S.
Equity

Growth-
oriented

T. Rowe
Price

25%

U.S.
Equity

Value-
oriented



William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends
Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe
Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The
Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately
50% of its assets in the equity and equity-related securities of U.S.companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Alternative investment strategies -
including derivatives - to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

                   Purchase and sell options on equity
securities, stock indexes and foreign currencies.

                   Purchase and sell futures contracts
on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

                   Forward foreign currency exchange
contracts .

                   Purchase securities on a when-issued
or delayed delivery basis.

                   Equity swaps . The Portfolio may also
lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

                   Short sales against-the-box .

                   Repurchase agreements . The Portfolio
may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                   Equity and/or debt securities issued
by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio.
Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV,
Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio's assets. The Global
Portfolio was managed by Jennison from 2001 to December
5, 2005.



The following is added to the discussion in the section of the Prospectus titled "How the Fund is Managed-Investment Subadvisers:"

Marsico Capital Management, LLC ("Marsico"), 1200 17th
Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of March 31, 2005, had approximately $46 billion under management. Thomas F.
Marsico is the founder and Chief Executive Officer of Marsico.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100
East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. As of March 31, 2005, the firm and its affiliates managed approximately $235.9 billion in assets.

The following replaces the discussion in the section of the Prospectus titled "How the Fund is Managed-Portfolio
Managers-Global Portfolio:"

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of
Technology; M.B.A., Wharton School of the University of
Pennsylvania.

Josef Lakonishok, Robert Vishny, and Menno Vermeulen are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV.

Josef Lakonishok has served as CEO, Partner and Portfolio
Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the
University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years experience of investment and research experience.
In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the
University of Chicago.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining
LSV, Mr. Vermeulen served as a portfolio manager for ABP
Investments.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1998 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through
August 11, 1997.

Brian Rogers, Steve Boesel, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.



Brian Rogers is the Chief Investment Officer of T. Rowe
Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

Steve Boesel is a Vice President of T. Rowe Price Group,
Inc., and T. Rowe Price Associates, Inc., and Portfolio
Manager in the Equity Division responsible for several of the firm's major separate account portfolios. He is President of the Capital Appreciation Fund and the Chairman of the fund's Investment Advisory Committee.
Steve is also Executive Vice President and an Investment
Advisory Committee member of the Personal Strategy
Funds.  He is a Vice President and Investment Advisory
Committee member of the Balanced Fund, Equity Income
Fund, Real Estate Fund, and Value Fund. Steve also serves as an Investment Advisory Committee member of the Tax-Efficient Funds. He joined the firm in 1973 from National City Bank, where he was a Senior Research
Analyst.  Steve earned a B.A. in Economics from Baldwin-
Wallace College and an M.B.A. from the University of Denver. He is a member of the Baltimore Society of Security Analysts and the Association for Investment
Management and Research.

John Linehan is a Vice President of T. Rowe Price Group,
Inc., and T. Rowe Price Associates, Inc.  He is also a
Portfolio Manager in the Equity Division.  John is
President of the Value Fund and Chairman of the fund's
Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead
Portfolio Manager for the SICAV U.S. Large-Cap Value
Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund.
In addition, he is a Vice President of the Capital
Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers
Trust and E.T. Petroleum.  He earned a B.A. from Amherst
College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial
Analyst accreditation.

PSFSUP60



THE PRUDENTIAL SERIES FUND, INC.

Supplement dated July 25, 2005 to Prospectus dated May 1,
2005

This Supplement sets forth certain changes to the Prospectus of The Prudential Series Fund, Inc. (the
"Fund") dated May 1, 2005. The following should be read in conjunction with your Prospectus and should be retained for future reference.

I. This section of the Supplement sets forth changes to the Prospectus with respect to subadviser changes for:
(A) the SP AllianceBernstein Large Cap Growth Portfolio and (B) the SP Goldman Sachs Small Cap Value Portfolio.
These changes will become effective on or about December
5, 2005.

A.                                     Effective on or
about December 5, 2005, T. Rowe Price Associates, Inc.
("T. Rowe Price") will replace Alliance Capital
Management ("Alliance") as subadviser to the SP
AllianceBernstein Large-Cap Growth Portfolio. Effective on or about December 5, 2005, the name of the Portfolio will change to the SP T. Rowe Price Large-Cap Growth
Portfolio. As of such date, a ll references in the Prospectus to Alliance 's management of the Portfolio shall be deemed to be deleted. In addition, as of such date, a ll references in the Prospectus to the SP
AllianceBernstein Large-Cap Growth Portfolio shall be deemed to refer to the SP T. Rowe Price Large-Cap Growth
Portfolio.

The following replaces the discussion in the section of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-SP
AllianceBernstein Large Cap Growth Portfolio"(to be renamed SP T. Rowe Price Large Cap Growth Portfolio):

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP
AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth
Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2004, such median market capitalization was $4.366 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio's total assets may be invested in foreign securities.
While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

                   company risk

                   derivatives risk

                   foreign investment risk

                   leveraging risk

                   management risk

                   market risk

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-SP AllianceBernstein Large Cap
Growth Portfolio"(to be renamed SP T. Rowe Price Large
Cap Growth Portfolio):

SP T. Rowe Price Large-Cap Growth Portfolio (formerly SP
AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000
Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2004, such median market capitalization was $4.366 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth
Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T.
Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities, including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European
Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs). The Portfolio may invest in American Depositary
Receipts ( ADRs ), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Foreign securities (up to 15% of the
Portfolio's total assets may be invested in foreign securities).

                   Purchase and sell exchange-traded
index options and stock index future contracts .

                   Write covered exchange-traded call
options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

                   Short sales against-the-box of up to
15% of net Portfolio assets.

                   Illiquid securities (up to 10% of net
Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

In pursuing its investment objective the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates,
Inc. Alliance served as a subadviser to the Portfolio from inception to December 5, 2005.

The following is added to the discussion in the section of the Prospectus titled "Management of the Fund-
Investment Subadvisers:"

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100
East Pratt Street, Baltimore, Maryland 21202, serves as
the subadviser for the SP T. Rowe Price Large-Cap Growth
Portfolio .   As of March 31, 2005, the firm and its
affiliates managed approximately $235.9 billion in assets.

The following replaces the discussion in the section of the Prospectus titled "How the Fund is Managed-Portfolio
Managers-SP AllianceBernstein Large Cap Growth
Portfolio"(to be renamed SP T. Rowe Price Large Cap
Growth Portfolio):

Robert W. Sharps is responsible for the day-to-day management of the Portfolio. Mr. Sharps is a Vice
President of T. Rowe Price Group, Inc., and T. Rowe Price
Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity
Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth
Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip
Growth Fund, Financial Services Fund, Growth & Income
Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient
Growth Fund.  Prior to joining the firm in 1997, Mr.
Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson
University and an M.B.A. in Finance from the Wharton
School,



University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public
Accountant accreditations.

B.                                     Effective on or
about December 5, 2005, Salomon Brothers Asset Management
Inc. ("SaBAM") will join Goldman Sachs Asset Management,
L.P. ("GSAM") as a subadviser to the SP Goldman Sachs
Small Cap Value Portfolio.  Effective on or about
December 5, 2005, the name of the Portfolio will change from the SP Goldman Sachs Small Cap Value Portfolio to the SP Small Cap Value Portfolio. As of such date, a ll references in the Prospectus to the SP Goldman Sachs
Small Cap Value Portfolio shall be deemed to refer to the SP Small Cap Value Portfolio.

The following replaces the discussion in the section of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-SP Goldman Sachs
Small Cap Value Portfolio" (to be renamed Small Cap Value
Portfolio):

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets.
The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

               company risk

               derivatives risk

               foreign investment risk

               leveraging risk

               liquidity risk

               management risk

               market risk

               portfolio turnover risk

               smaller company risk

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-SP Goldman Sachs Small Cap Value
Portfolio" (to be renamed SP Small Cap Value Portfolio):

SP Small Cap Value Portfolio

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of:
(i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell
2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

                   Well-positioned businesses that have:

i.                   Attractive returns on capital;

ii.                Sustainable earnings and cash flow;

iii.             Strong company management focused on
long-term returns to shareholders;

                   Attractive valuation opportunities
where:

i.                   The intrinsic value of the business
is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock:
price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility.
Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps". GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or SaBAM 's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate.
There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Derivative strategies to reduce
certain risks of its investments and to enhance income.

                   Purchase and sell options on equity
securities or stock indices.

                   Purchase and sell foreign currency
options on U.S. exchanges or U.S. over-the-counter markets.

                   Purchase and sell stock index futures
contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

                   Forward foreign currency exchange
contracts.

                   Preferred stock and bonds that have
attached warrants and convertible debt and convertible preferred stock .

                   Swaps.

                   Repurchase agreements .

                   REITs .

                   Private Investments in Public Equity
"PIPES ."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S.
government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset
Management, L.P. ("GSAM") and Salomon Brothers Asset
Management Inc. ("SaBAM"). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio's assets.  From
January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio's assets.

The following is added to the discussion in the section of the Prospectus titled "How the Fund is Managed-Portfolio Managers-SP Goldman Sachs Small Cap
Value Portfolio" (to be renamed SP Small Cap Value
Portfolio):

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr.
Hable has more than 21 years of investment industry experience. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.
He has been with SaBAM since 1983.

II. This section of the Supplement sets forth changes to the Prospectus with respect to the SP William Blair
International Growth Portfolio.

The following replaces the first sentence in the third paragraph in the section of the Prospectus titled "More
Detailed Information on How the Portfolios Invest- SP
William Blair International Growth Portfolio":

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.



III. This section of the Supplement sets forth changes to the Prospectus with respect to certain changes to the non-fundamental investment policies of the SP Aggressive
Growth Asset Allocation Portfolio, the SP Balanced Asset
Allocation Portfolio, the SP Conservative Asset
Allocation Portfolio and the SP Growth Asset Allocation
Portfolio (each, an "SP Asset Allocation Portfolio" and collectively, the "SP Asset Allocation Portfolios").

The Prospectus currently: (i) specifies each Portfolio of the Fund in which an SP Asset Allocation Portfolio invests, (ii) provides the approximate percentage of an SP Asset Allocation Portfolio's assets that are invested in the applicable Portfolio of the Fund, (iii) provides that the Manager will evaluate the approximate percentage of each SP Asset Allocation Portfolio's assets to be invested in the other Portfolios of the Fund on an annual basis, that such percentages may be adjusted based on the Manager's evaluation, and that such adjustments would be reflected in the annual update to the Prospectus, and
(iv) provides that r ebalancings will occur on a monthly basis (although re-balancings may occur less frequently). Effective as of the date hereof, the Manager may: (i) invest the assets of each SP Asset
Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST
Marsico Capital Growth Portfolio of American Skandia
Trust ("AST"), and the AST LSV International Value
Portfolio of AST (collectively, the Underlying
Portfolios), (ii) change allocations among Underlying
Portfolios when deemed necessary or appropriate, and
(iii) effect the rebalancing of SP Asset Allocation
Portfolio assets when deemed necessary appropriate. In addition, the Prospectus will no longer specify the Underlying Portfolios in which an SP Asset Allocation
Portfolio invests and the approximate percentage of the SP Asset Allocation Portfolio's assets that are invested in that Underlying Portfolio. Instead, the Prospectus generally will indicate the types of Underlying
Portfolios in which each SP Asset Allocation Portfolio will primarily invest (i.e., Underlying Portfolios that focus on equity securities or Underlying Portfolios that focus on debt securities/money market instruments).

The following replaces the discussions in the sections of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-SP Aggressive
Growth Asset Allocation Portfolio," Investment Objectives and Principal Strategies of the Portfolios-SP Balanced
Asset Allocation Portfolio," Investment Objectives and
Principal Strategies of the Portfolios-SP Conservative
Asset Allocation Portfolio," and Investment Objectives and Principal Strategies of the Portfolios-SP Growth
Asset Allocation Portfolio:"

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio


SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance . The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation
Portfolio may invest in any other Portfolio of the Fund
(other than another SP Asset Allocation Portfolio), the
AST Marsico Capital Growth Portfolio of American Skandia
Trust (AST), and the AST LSV International Value
Portfolio of AST (collectively, the Underlying
Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation
Portfolio assets are expected to be invested in several
Underlying Portfolios at any time.



Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation
Portfolios will be focused more heavily on Underlying
Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.


Relative Investment Focus*






* Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset
Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP
Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying
Portfolios. Because each of the SP Asset Allocation
Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP
Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying
Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below.
While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

The following replaces the discussions in the sections of the Prospectus titled "More Detailed Information on How the Portfolios Invest -SP Asset Allocation Portfolios,"
"More Detailed Information on How the Portfolios Invest -
SP Aggressive Growth Asset Allocation Portfolio," "More
Detailed Information on How the Portfolios Invest -SP
Balanced Asset Allocation Portfolio," "More Detailed
Information on How the Portfolios Invest -SP Conservative
Asset Allocation Portfolio," and "More Detailed
Information on How the Portfolios Invest -SP Growth Asset
Allocation Portfolio:"

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio


SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios.   The
investment objective of each SP Asset Allocation
Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance .
The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time.


Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below.
While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The SP Asset
Allocation Portfolios are designed for:

                   the investor who wants to maximize
total return potential, but lacks the time, or expertise to do so effectively;

                   the investor who does not want to
watch the financial markets in order to make periodic exchanges among Portfolios; and

                   the investor who wants to take
advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation
Portfolio may invest in any other Portfolio of the Fund
(other than another SP Asset Allocation Portfolio), the
AST Marsico Capital Growth Portfolio of American Skandia
Trust (AST), and the AST LSV International Value
Portfolio of AST (collectively, the Underlying
Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation
Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation
Portfolio assets are expected to be invested in several
Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation
Portfolios will be focused more heavily on Underlying
Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.


Relative Investment Focus*






* Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset
Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors.  The Manager also may rebalance an SP
Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include
U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP
Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying
Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying
Portfolios. Because each of the SP Asset Allocation
Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP
Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV
International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth
Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies
(typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The
Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.
The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g. , the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time.
Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Italy,
Japan, the Netherlands, New Zealand, Portugal, Singapore,
Spain, Sweden, Switzerland and the United Kingdom.  This
Portfolio's investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

PSFSUP61



THE PRUDENTIAL SERIES FUND, INC.

Supplement dated July 25, 2005 to Prospectus dated May 1,
2005

This Supplement sets forth certain changes to the Prospectus of The Prudential Series Fund, Inc. (the
"Fund"), dated May 1, 2005 with respect to the Equity
Portfolio of the Fund. The following should be read in conjunction with your Prospectus and should be retained for future reference.

Effective on or about December 5, 2005, GE Asset
Management Inc. ("GEAM") will be terminated as a subadviser to the Equity Portfolio. Jennison Associates
LLC ("Jennison") and Salomon Brothers Asset Management
Inc. ("SaBAM") will remain as subadvisers to the Equity
Portfolio. As of such date, a ll references in the Prospectus to GEAM's management of the Equity Portfolio shall be deemed to be deleted.

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-Equity Portfolio:"

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital . While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio's investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the portfolio managers use a blend of investment styles. Jennison will use a "value" approach with respect to 25% of the Portfolio's assets and a "growth" approach with respect to 25% of the Portfolio's assets. A value approach seeks to identify strong companies selling at a discount from their perceived true value while a growth approach seeks to identify companies that exhibit higher-than-average earnings growth. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks.
SaBAM will use a "core" approach with respect to 50% of the Portfolio's assets. A core approach seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary
Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Alternative investment strategies -
including derivatives - to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

                   Purchase and sell options on equity
securities, stock indexes and foreign currencies.

                   Purchase and sell stock index and
foreign currency futures contracts and options on these futures contracts.

                   Forward foreign currency exchange
contracts.

                   Purchase securities on a when-issued
or delayed delivery basis.

                   Short sales against-the-box .

                   Repurchase agreements . The Portfolio
may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                   Equity and/or debt securities of Real
Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM.
Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio's assets. GEAM served a subadviser to the Portfolio from 2001 to December 5, 2005.

PSFSUP 62



THE PRUDENTIAL SERIES FUND, INC.

Supplement dated July 25, 2005 to Prospectus dated May 1,
2005

This Supplement sets forth certain changes to the Prospectus of The Prudential Series Fund, Inc. (the
"Fund") dated May 1, 2005. All of the Portfolios discussed in this Supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with your Prospectus and should be retained for future reference.

I. This section of the Supplement sets forth changes to the Prospectus with respect to subadviser changes for:
(A) the Equity Portfolio, (B) the Global Portfolio, (C) the SP AllianceBernstein Large Cap Growth Portfolio, and
(D) the SP Goldman Sachs Small Cap Value Portfolio.
These changes will become effective on or about December
5, 2005.

A.                                     Effective on or
about December 5, 2005, GE Asset Management Inc. ("GEAM") will be terminated as a subadviser to the Equity
Portfolio.  Jennison Associates LLC ("Jennison") and
Salomon Brothers Asset Management Inc. ("SaBAM") will remain as subadvisers to the Equity Portfolio. As of such date, a ll references in the Prospectus to GEAM's management of the Equity Portfolio shall be deemed to be deleted.

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-Equity Portfolio:"

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital . While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio's investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the portfolio managers use a blend of investment styles. Jennison will use a "value" approach with respect to 25% of the Portfolio's assets and a "growth" approach with respect to 25% of the Portfolio's assets. A value approach seeks to identify strong companies selling at a discount from their perceived true value while a growth approach seeks to identify companies that exhibit higher-than-average earnings growth. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks.
SaBAM will use a "core" approach with respect to 50% of the Portfolio's assets. A core approach seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary
Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Alternative investment strategies -
including derivatives - to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

                   Purchase and sell options on equity
securities, stock indexes and foreign currencies.

                   Purchase and sell stock index and
foreign currency futures contracts and options on these futures contracts.

                   Forward foreign currency exchange
contracts.

                   Purchase securities on a when-issued
or delayed delivery basis.

                   Short sales against-the-box .

                   Repurchase agreements . The Portfolio
may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                   Equity and/or debt securities of Real
Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM.
Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio's assets. GEAM served a subadviser to the Portfolio from 2001 to December 5, 2005.

B.                                     Effective on or
about December 5, 2005, Jennison Associates LLC
("Jennison") will be terminated as the subadviser to the Global Portfolio and will be replaced by William Blair &
Company LLC ("William Blair"), LSV Asset Management
("LSV"), Marsico Capital Management, LLC ("Marsico"), and
T. Rowe Price Associates, Inc. ("T. Rowe Price"). As of such date, a ll references in the Prospectus to Jennison's management of the Global Portfolio shall be deemed to be deleted.

The following replaces the discussion in the section of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-Global Portfolio:"

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.







Subadviser

Target
Asset
Allocati
on of
Global
Portfoli
o's
Assets

Primary
Geographi
c
Focus and
Asset
Class

Investment
Style

William
Blair

25%

Foreign
Equity

Growth-
oriented

LSV

25%

Foreign
Equity

Value-
oriented

Marsico

25%

U.S.
Equity

Growth-
oriented

T. Rowe
Price

25%

U.S.
Equity

Value-
oriented



Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35%
of its in companies located in any one country. The 35% limitation does not apply to U.S investments. The
Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

                   company risk

                   derivatives risk

                   foreign investment risk

                   leveraging risk

                   management risk

                   market risk

                   currency risk

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-Global Portfolio:"

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital . While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.





Subadviser

Target
Asset
Allocati
on of
Global
Portfoli
o's
Assets

Primary
Geographi
c
Focus and
Asset
Class

Investment
Style

William
Blair

25%

Foreign
Equity

Growth-
oriented

LSV

25%

Foreign
Equity

Value-
oriented

Marsico

25%

U.S.
Equity

Growth-
oriented

T. Rowe
Price

25%

U.S.
Equity

Value-
oriented



William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends
Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe
Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The
Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately
50% of its assets in the equity and equity-related securities of U.S.companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Alternative investment strategies -
including derivatives - to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

                   Purchase and sell options on equity
securities, stock indexes and foreign currencies.

                   Purchase and sell futures contracts
on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

                   Forward foreign currency exchange
contracts .

                   Purchase securities on a when-issued
or delayed delivery basis.

                   Equity swaps . The Portfolio may also
lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

                   Short sales against-the-box .

                   Repurchase agreements . The Portfolio
may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                   Equity and/or debt securities issued
by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio.
Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV,
Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio's assets. The Global
Portfolio was managed by Jennison from 2001 to December
5, 2005.



The following is added to the discussion in the section of the Prospectus titled "How the Fund is Managed-Investment Subadvisers:"

Marsico Capital Management, LLC ("Marsico"), 1200 17th
Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of March 31, 2005, had approximately $46 billion under management. Thomas F.
Marsico is the founder and Chief Executive Officer of Marsico.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100
East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. As of March 31, 2005, the firm and its affiliates managed approximately $235.9 billion in assets.

The following replaces the discussion in the section of the Prospectus titled "How the Fund is Managed-Portfolio
Managers-Global Portfolio:"

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of
Technology; M.B.A., Wharton School of the University of
Pennsylvania.

Josef Lakonishok, Robert Vishny, and Menno Vermeulen are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV.

Josef Lakonishok has served as CEO, Partner and Portfolio
Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the
University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years experience of investment and research experience.
In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the
University of Chicago.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining
LSV, Mr. Vermeulen served as a portfolio manager for ABP
Investments.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1998 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through
August 11, 1997.

Brian Rogers, Steve Boesel, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.



Brian Rogers is the Chief Investment Officer of T. Rowe
Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

Steve Boesel is a Vice President of T. Rowe Price Group,
Inc., and T. Rowe Price Associates, Inc., and Portfolio
Manager in the Equity Division responsible for several of the firm's major separate account portfolios. He is President of the Capital Appreciation Fund and the Chairman of the fund's Investment Advisory Committee.
Steve is also Executive Vice President and an Investment
Advisory Committee member of the Personal Strategy
Funds.  He is a Vice President and Investment Advisory
Committee member of the Balanced Fund, Equity Income
Fund, Real Estate Fund, and Value Fund. Steve also serves as an Investment Advisory Committee member of the Tax-Efficient Funds. He joined the firm in 1973 from National City Bank, where he was a Senior Research
Analyst.  Steve earned a B.A. in Economics from Baldwin-
Wallace College and an M.B.A. from the University of Denver. He is a member of the Baltimore Society of Security Analysts and the Association for Investment
Management and Research.

John Linehan is a Vice President of T. Rowe Price Group,
Inc., and T. Rowe Price Associates, Inc.  He is also a
Portfolio Manager in the Equity Division.  John is
President of the Value Fund and Chairman of the fund's
Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead
Portfolio Manager for the SICAV U.S. Large-Cap Value
Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund.
In addition, he is a Vice President of the Capital
Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers
Trust and E.T. Petroleum.  He earned a B.A. from Amherst
College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial
Analyst accreditation.

C.                                     Effective on or
about December 5, 2005, T. Rowe Price Associates, Inc.
("T. Rowe Price") will replace Alliance Capital
Management ("Alliance") as subadviser to the SP
AllianceBernstein Large-Cap Growth Portfolio. Effective on or about December 5, 2005, the name of the Portfolio will change to the SP T. Rowe Price Large-Cap Growth
Portfolio. As of such date, a ll references in the Prospectus to Alliance 's management of the Portfolio shall be deemed to be deleted. In addition, as of such date, a ll references in the Prospectus to the SP
AllianceBernstein Large-Cap Growth Portfolio shall be deemed to refer to the SP T. Rowe Price Large-Cap Growth
Portfolio.

The following replaces the discussion in the section of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-SP
AllianceBernstein Large Cap Growth Portfolio"(to be renamed SP T. Rowe Price Large Cap Growth Portfolio):

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP
AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth
Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2004, such median market capitalization was $4.366 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio's total assets may be invested in foreign securities.
While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

                   company risk

                   derivatives risk

                   foreign investment risk

                   leveraging risk

                   management risk

                   market risk

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-SP AllianceBernstein Large Cap
Growth Portfolio"(to be renamed SP T. Rowe Price Large
Cap Growth Portfolio):

SP T. Rowe Price Large-Cap Growth Portfolio (formerly SP
AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000
Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2004, such median market capitalization was $4.366 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth
Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T.
Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities, including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European
Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs). The Portfolio may invest in American Depositary
Receipts ( ADRs ), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Foreign securities (up to 15% of the
Portfolio's total assets may be invested in foreign securities).

                   Purchase and sell exchange-traded
index options and stock index future contracts .

                   Write covered exchange-traded call
options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

                   Short sales against-the-box of up to
15% of net Portfolio assets.

                   Illiquid securities (up to 10% of net
Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

In pursuing its investment objective the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates,
Inc. Alliance served as a subadviser to the Portfolio from inception to December 5, 2005.

The following is added to the discussion in the section of the Prospectus titled "Management of the Fund-
Investment Subadvisers:"

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100
East Pratt Street, Baltimore, Maryland 21202, serves as
the subadviser for the SP T. Rowe Price Large-Cap Growth
Portfolio .   As of March 31, 2005, the firm and its
affiliates managed approximately $235.9 billion in assets.

The following replaces the discussion in the section of the Prospectus titled "How the Fund is Managed-Portfolio
Managers-SP AllianceBernstein Large Cap Growth
Portfolio"(to be renamed SP T. Rowe Price Large Cap
Growth Portfolio):

Robert W. Sharps is responsible for the day-to-day management of the Portfolio. Mr. Sharps is a Vice
President of T. Rowe Price Group, Inc., and T. Rowe Price
Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity
Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth
Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip
Growth Fund, Financial Services Fund, Growth & Income
Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient
Growth Fund.  Prior to joining the firm in 1997, Mr.
Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson
University and an M.B.A. in Finance from the Wharton
School,



University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public
Accountant accreditations.

D.                                     Effective on or
about December 5, 2005, Salomon Brothers Asset Management
Inc. ("SaBAM") will join Goldman Sachs Asset Management,
L.P. ("GSAM") as a subadviser to the SP Goldman Sachs
Small Cap Value Portfolio.  Effective on or about
December 5, 2005, the name of the Portfolio will change from the SP Goldman Sachs Small Cap Value Portfolio to the SP Small Cap Value Portfolio. As of such date, a ll references in the Prospectus to the SP Goldman Sachs
Small Cap Value Portfolio shall be deemed to refer to the SP Small Cap Value Portfolio.

The following replaces the discussion in the section of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-SP Goldman Sachs
Small Cap Value Portfolio" (to be renamed Small Cap Value
Portfolio):

SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets.
The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

               company risk

               derivatives risk

               foreign investment risk

               leveraging risk

               liquidity risk

               management risk

               market risk

               portfolio turnover risk

               smaller company risk

The following replaces the discussion in the section of the Prospectus titled "More Detailed Information on How the Portfolios Invest-SP Goldman Sachs Small Cap Value
Portfolio" (to be renamed SP Small Cap Value Portfolio):

SP Small Cap Value Portfolio

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of:
(i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell
2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

                   Well-positioned businesses that have:

i.                   Attractive returns on capital;

ii.                Sustainable earnings and cash flow;

iii.             Strong company management focused on
long-term returns to shareholders;

                   Attractive valuation opportunities
where:

i.                   The intrinsic value of the business
is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock:
price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility.
Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps". GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or SaBAM 's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate.
There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

                   Derivative strategies to reduce
certain risks of its investments and to enhance income.

                   Purchase and sell options on equity
securities or stock indices.

                   Purchase and sell foreign currency
options on U.S. exchanges or U.S. over-the-counter markets.

                   Purchase and sell stock index futures
contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

                   Forward foreign currency exchange
contracts.

                   Preferred stock and bonds that have
attached warrants and convertible debt and convertible preferred stock .

                   Swaps.

                   Repurchase agreements .

                   REITs .

                   Private Investments in Public Equity
"PIPES ."

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S.
government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset
Management, L.P. ("GSAM") and Salomon Brothers Asset
Management Inc. ("SaBAM"). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio's assets.  From
January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio's assets.

The following is added to the discussion in the section of the Prospectus titled "How the Fund is Managed-Portfolio Managers-SP Goldman Sachs Small Cap
Value Portfolio" (to be renamed SP Small Cap Value
Portfolio):

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr.
Hable has more than 21 years of investment industry experience. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.
He has been with SaBAM since 1983.

II. This section of the Supplement sets forth changes to the Prospectus with respect to the SP William Blair
International Growth Portfolio.

The following replaces the first sentence in the third paragraph in the section of the Prospectus titled "More
Detailed Information on How the Portfolios Invest- SP
William Blair International Growth Portfolio":

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.



III. This section of the Supplement sets forth changes to the Prospectus with respect to certain changes to the non-fundamental investment policies of the SP Aggressive
Growth Asset Allocation Portfolio, the SP Balanced Asset
Allocation Portfolio, the SP Conservative Asset
Allocation Portfolio and the SP Growth Asset Allocation
Portfolio (each, an "SP Asset Allocation Portfolio" and collectively, the "SP Asset Allocation Portfolios").

The Prospectus currently: (i) specifies each Portfolio of the Fund in which an SP Asset Allocation Portfolio invests, (ii) provides the approximate percentage of an SP Asset Allocation Portfolio's assets that are invested in the applicable Portfolio of the Fund, (iii) provides that the Manager will evaluate the approximate percentage of each SP Asset Allocation Portfolio's assets to be invested in the other Portfolios of the Fund on an annual basis, that such percentages may be adjusted based on the Manager's evaluation, and that such adjustments would be reflected in the annual update to the Prospectus, and
(iv) provides that r ebalancings will occur on a monthly basis (although re-balancings may occur less frequently). Effective as of the date hereof, the Manager may: (i) invest the assets of each SP Asset
Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST
Marsico Capital Growth Portfolio of American Skandia
Trust ("AST"), and the AST LSV International Value
Portfolio of AST (collectively, the Underlying
Portfolios), (ii) change allocations among Underlying
Portfolios when deemed necessary or appropriate, and
(iii) effect the rebalancing of SP Asset Allocation
Portfolio assets when deemed necessary appropriate. In addition, the Prospectus will no longer specify the Underlying Portfolios in which an SP Asset Allocation
Portfolio invests and the approximate percentage of the SP Asset Allocation Portfolio's assets that are invested in that Underlying Portfolio. Instead, the Prospectus generally will indicate the types of Underlying
Portfolios in which each SP Asset Allocation Portfolio will primarily invest (i.e., Underlying Portfolios that focus on equity securities or Underlying Portfolios that focus on debt securities/money market instruments).

The following replaces the discussions in the sections of the Prospectus titled "Investment Objectives and Principal Strategies of the Portfolios-SP Aggressive
Growth Asset Allocation Portfolio," Investment Objectives and Principal Strategies of the Portfolios-SP Balanced
Asset Allocation Portfolio," Investment Objectives and
Principal Strategies of the Portfolios-SP Conservative
Asset Allocation Portfolio," and Investment Objectives and Principal Strategies of the Portfolios-SP Growth
Asset Allocation Portfolio:"

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio


SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance . The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation
Portfolio may invest in any other Portfolio of the Fund
(other than another SP Asset Allocation Portfolio), the
AST Marsico Capital Growth Portfolio of American Skandia
Trust (AST), and the AST LSV International Value
Portfolio of AST (collectively, the Underlying
Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation
Portfolio assets are expected to be invested in several
Underlying Portfolios at any time.



Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation
Portfolios will be focused more heavily on Underlying
Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.


Relative Investment Focus*






* Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset
Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP
Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying
Portfolios. Because each of the SP Asset Allocation
Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP
Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying
Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below.
 While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

The following replaces the discussions in the sections of the Prospectus titled "More Detailed Information on How the Portfolios Invest -SP Asset Allocation Portfolios,"
"More Detailed Information on How the Portfolios Invest -
SP Aggressive Growth Asset Allocation Portfolio," "More
Detailed Information on How the Portfolios Invest -SP
Balanced Asset Allocation Portfolio," "More Detailed
Information on How the Portfolios Invest -SP Conservative
Asset Allocation Portfolio," and "More Detailed
Information on How the Portfolios Invest -SP Growth Asset
Allocation Portfolio:"

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio


SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios.   The
investment objective of each SP Asset Allocation
Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance .
The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time.


Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below.
While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The SP Asset
Allocation Portfolios are designed for:

                   the investor who wants to maximize
total return potential, but lacks the time, or expertise to do so effectively;

                   the investor who does not want to
watch the financial markets in order to make periodic exchanges among Portfolios; and

                   the investor who wants to take
advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation
Portfolio may invest in any other Portfolio of the Fund
(other than another SP Asset Allocation Portfolio), the
AST Marsico Capital Growth Portfolio of American Skandia
Trust (AST), and the AST LSV International Value
Portfolio of AST (collectively, the Underlying
Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation
Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation
Portfolio assets are expected to be invested in several
Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation
Portfolios will be focused more heavily on Underlying
Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.


Relative Investment Focus*






* Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset
Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors.  The Manager also may rebalance an SP
Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include
U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP
Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying
Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying
Portfolios. Because each of the SP Asset Allocation
Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP
Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV
International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth
Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies
(typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The
Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.
The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g. , the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time.
Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Italy,
Japan, the Netherlands, New Zealand, Portugal, Singapore,
Spain, Sweden, Switzerland and the United Kingdom.  This
Portfolio's investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

PSFSUP63



THE PRUDENTIAL SERIES FUND, INC.

Supplement dated July 25, 2005 to Statement of Additional
Information dated May 1, 2005

This Supplement sets forth the changes to the Statement of Additional Information ("SAI") of The Prudential
Series Fund, Inc. (the "Fund") dated May 1, 2005. All of the Portfolios discussed in this Supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the SAI and should be retained for future reference.

I. This section of the Supplement sets forth changes to the SAI with respect to subadviser changes for: (A) the Equity Portfolio, (B) the Global Portfolio, (C) the SP
AllianceBernstein Large Cap Growth Portfolio, and (D) the
SP Goldman Sachs Small Cap Value Portfolio. These changes will become effective on or about December 5, 2005.

A.                                     Effective on or
about December 5, 2005, GE Asset Management Inc. ("GEAM") will be terminated as a subadviser to the Equity
Portfolio.  Jennison Associates LLC ("Jennison") and
Salomon Brothers Asset Management Inc. ("SaBAM") will remain as subadvisers to the Equity Portfolio. As of such date, all references in the SAI to GEAM's management of the Equity Portfolio and GEAM's portfolio managers for the Equity Portfolio shall be deemed to be deleted.

The following replaces the information relating to the Equity Portfolio in the table titled "Subadvisory Fee
Rates" under the section "Investment Management and Distribution Arrangements."

Subadvisory Fee Rates



Portf
olio

Subadvi
ser

Fee

Equit
y

Jenniso
n

0.225% of average daily net assets



SaBAM(1
)

0.30% of average daily net assets to $300 million and 0.15% of average daily net assets over $300 million.





(1) For purposes of calculating the fee payable to SaBAM, the assets of the Equity Portfolio managed by SaBAM will be combined with the assets of the retail fund counterpart to the Equity Portfolio advised by Prudential
Investments LLC and advised by SaBAM.

B.                                     Effective on or
about December 5, 2005, Jennison Associates LLC
("Jennison") will be terminated as the subadviser to the Global Portfolio and will be replaced by William Blair &
Company LLC ("William Blair"), LSV Asset Management
("LSV"), Marsico Capital Management, LLC ("Marsico"), and
T. Rowe Price Associates, Inc. ("T. Rowe Price"). As of such date, all references in the SAI to Jennison's management of the Global Portfolio shall be deemed to be deleted.

The following replaces the information relating to the Global Portfolio in the table titled "Subadvisory Fee
Rates" under the section "Investment Management and Distribution Arrangements."


Subadvisory Fee Rates



Portf
olio

Subadvise
r

Fee

Globa
l

William
Blair(2)

0.30% of average daily net assets to $500 million; 0.25% of average daily net assets from $500 million to $1 billion; and 0.20% of average daily net assets over $1 billion



LSV(3)

0.45% of average daily net assets to $150 million; 0.425% of average daily net assets from $150 million to $300 million; 0.40%of average daily net assets from $300 million to $450 million; 0.375% of average daily net assets from $450 million to $750 million; and 0.35% of average daily.



Marsico(4
)

0.45% of average daily net assets



T. Rowe
Price

0.40% on average daily net assets to $250 million; 0.375% on average daily net assets from $250 million to $500 million; and 0.35% on average daily net assets over $500 million.





(2) For purposes of calculating the fee payable to William Blair, the assets managed by William Blair in the Global Portfolio will be aggregated with the assets managed by William Blair in the SP William Blair
International Equity Portfolio, in the SP William Blair
International Growth Portfolio, and in any other portfolio subadvised by William Blair on behalf of PI.

(3) For purposes of calculating the fee payable to LSV, the assets managed by LSV in the Global Portfolio will be aggregated with the assets managed by LSV in the SP LSV
International Value Portfolio, in the AST LSV
International Value Portfolio of American Skandia Trust, and in any other portfolio subadvised by LSV on behalf of PI.

(4) Marsico has voluntarily agreed to waive the portion of its fee that exceeds the following: 0.40% of the combined average daily net assets to $1.5 billion; and 0.35% of average daily net assets over $1.5 billion; of:
(i) the portion of the Global Portfolio of the Fund that is managed by Marsico, (ii) the AST Marsico Capital
Growth Portfolio, and (iii) the series of Strategic
Partners Mutual Funds, Inc. (formerly, American Skandia
Advisor Funds, Inc.) that is managed by Marsico and identified by an Investment Manager and Marsico as being similar to the portion of the Global Portfolio managed by Marsico.

The following replaces the information relating to the Global Portfolio under the section "Investment Management and Distribution Arrangements-Portfolio Managers."

A. Other Accounts Managed by Portfolio Managers . The table below identifies as of March 31, 2005, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.
For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.





Portf
olio

Portfolio
Manager(s
)

Registered
Investment
Companies

Other Pooled
Investment Vehicles

Other
Accounts

Globa
l

William
Blair
William
Greig
(W.
George
Greig in
Bio)

10 Registered Mutual
Funds with
$6,692,600,000 in
total assets under
management.

8 Unregistered Pooled
Investment Vehicle
with $828,000,000 in
assets under
management.

1,040 Other Accounts
with $3,323,300,000
in total assets under
management.

Globa
l

LSV
Josef
Lakonisho
k

19 Registered Mutual
Funds with
$4,879,571,008 in
total assets under
management.

18 Unregistered Pooled
Investment Vehicle
with $2,142,587,937 in
assets under
management.

378 Other Accounts
with $28,043,289,462
in total assets under
management.





0 Registered Mutual
Funds with $0 in
total assets under
management.

0 Unregistered Pooled
Investment Vehicle
with $0 in assets
under management.

13 Other Accounts
with $1,700,000,000
in total assets under
management.








Global

LSV
Robert
Vishny

19 Registered Mutual
Funds with
$4,879,571,008 in
total assets under
management.

18 Unregistered Pooled
Investment Vehicle
with $2,142,587,937 in
assets under
management.

378 Other Accounts
with $28,043,289,462
in total assets under
management.





0 Registered Mutual
Funds with $0 in
total assets under
management.

0 Unregistered Pooled
Investment Vehicle
with $0 in assets
under management.

13 Other Accounts
with $1,700,000,000
in total assets under
management.

Globa
l

LSV
Menno
Vermeule
n

19 Registered Mutual
Funds with
$4,879,571,008 in
total assets under
management.

18 Unregistered Pooled
Investment Vehicle
with $2,142,587,937 in
assets under
management.

378 Other Accounts
with $28,043,289,462
in total assets under
management.





0 Registered Mutual
Funds with $0 in
total assets under
management.

0 Unregistered Pooled
Investment Vehicle
with $0 in assets
under management.

13 Other Accounts
with $1,700,000,000
in total assets under
management.

Globa
l

Marsico
Thomas
F.
Marsico

30 Registered Mutual
Funds with
$22,310,427,000 in
total assets under
management.

12 Unregistered Pooled
Investment Vehicle
with $1,165,949,000 in
assets under
management.

170 Other Accounts
with $11,764,806,000
in total assets under
management.





0 Registered Mutual
Funds with $0 in
total assets under
management.

0 Unregistered Pooled
Investment Vehicle
with $0 in assets
under management.

1 Other Account with
$6,001,000,000 in
total assets under
management.

Globa
l

T. Rowe
Price
Brian C.
Rogers

13 Registered Mutual
Funds with
$26,869,400,000 in
total assets under
management.

0 Unregistered Pooled
Investment Vehicle
with $0 in assets
under management.

17 Other Accounts
with $1,345,100,000
in total assets under
management.

Globa
l

T. Rowe
Price
Stephen
W.
Boesel

3 Registered Mutual
Funds with
$8,807,000,000 in
total assets under
management.

0 Unregistered Pooled
Investment Vehicle
with $0 in assets
under management.

5 Other Accounts with
$94,800,000 in total
assets under
management.









Globa
l

T.
Rowe
Price
John
D.
Lineha
n

2 Registered Mutual
Funds with
$3,292,200,000 in
total assets under
management.

3 Unregistered Pooled
Investment Vehicle with
$429,600,000 in assets
under management.

8 Other Accounts with
$791,800,000 in total
assets under
management.



B. Portfolio Manager Compensation / Material Conflicts of Interest. The table below identifies, for each Portfolio Manager, the structure of, and method(s) used to determine, portfolio manager compensation. The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.





Portf
olio

Compensation Structure and Methods/Material Conflicts of Interest

Globa
l

William Blair
Compensation
The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of December 31, 2004 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.
Conflicts of Interest
Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Globa
l

LSV
Compensation
Messrs. Lakonishok, Vishny, and Vermeulen each receive a base salary and bonus which is a fuction of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.
Potential Conflicts
There are no material conflicts of interest.









Portf
olio

Compensation Structure and Methods/Material Conflicts of Interest

Globa
l

Marsico
Portfolio Manager Compensation.
The structure of, and the method used to determine the compensation of each portfolio manager.
Marsico portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.
Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.
Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.
In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.
Material Conflicts.
A description of any material conflicts of interest that may arise in connection with the portfolio manager's management of the fund's investment, on the one hand, and the investments of the other accounts list in a. above, on the other. This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.
Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Global Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from









Portf
olio

Compensation Structure and Methods/Material Conflicts of Interest



one portfolio may cause that portfolio to perform better than others if the value of those securities decline.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

Globa
l

T. Rowe Price
Portfolio Manager Compensation Structure
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:
Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.








Portf
olio

Compensation Structure and Methods/Material Conflicts of Interest



This compensation structure is used for all portfolios managed by the portfolio manager.
Conflicts of Interest
We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rate allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.



C. Portfolio Manager Securities Ownership. The table below identifies, for each Portfolio Manager, ownership of the Fund's securities by each Portfolio Manager.





Portf
olio

Portfolio
Manager (s)

Ownership
of Fund
Securities

Globa
l

William Blair
W. George
Greig

None

Globa
l

LSV











Portf
olio

Portfolio
Manager (s)

Ownership
of Fund
Securities



Josef
Lakonishok
Robert Vishny
Menno Vermeulen

None
None
None

Globa
l

Marsico
Thomas F.
Marsico

None

Globa
l

T. Rowe Price
Brian C. Rogers
Stephen W.
Boesel
John D. Linehan

None
None
None



C.                                     Effective on or
about December 5, 2005, T. Rowe Price Associates, Inc.
("T. Rowe Price") will replace Alliance Capital
Management ("Alliance") as subadviser to the SP
AllianceBernstein Large-Cap Growth Portfolio. Effective on or about December 5, 2005, the name of the Portfolio will change to the SP T. Rowe Price Large-Cap Growth
Portfolio. As of such date, all references in the SAI to Alliance's management of the Portfolio and Alliance's portfolio managers for the Portfolio shall be deemed to be deleted. In addition, as of such date, all references in the SAI to the SP AllianceBernstein Large-Cap Growth
Portfolio shall be deemed to refer to the SP T. Rowe
Price Large-Cap Growth Portfolio.

The following replaces the information relating to the Portfolio in the table titled "Subadvisory Fee Rates" under the section "Investment Management and Distribution
Arrangements."

Subadvisory Fee Rates



Portfolio

Subadvi
ser

Fee

SP T. Rowe
Price
Large-Cap
Growth

T. Rowe
Price(4
)

0.40% of average daily net assets to $250 million; 0.375% of average daily net assets from $250 million to $500 million;
and 0.35% of average daily net assets over $500 million





(4) For purposes of calculating the fee payable to T.
Rowe Price, the assets of the SP T. Rowe Price Large-Cap
Growth Portfolio managed by T. Rowe Price will be combined with the assets of the AST T. Rowe Price Large-
Cap Growth Portfolio of American Skandia Trust managed by
T. Rowe Price.

The following replaces the information relating to the Portfolio under the section "Investment Management and Distribution Arrangements-Portfolio Managers."

A. Other Accounts Managed by Portfolio Managers. The table below identifies as of March 31, 2005, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.





Portfoli
o

Portfo
lio
Manage
r(s)

Registered
Investment
Companies

Other Pooled
Investment
Vehicles

Other
Accounts

SP T.
Rowe
Price
Large-
Cap
Growth

Robert
W.
Sharps

5 Registered
Investment Funds with
$1.5 billion in total
assets under
management

3 Unregistered
Investment Vehicles with
$249 million in assets
under management

6 Other Accounts
with $580 million
in total assets
under management




B. Portfolio Manager Compensation / Material Conflicts of
Interest. The table below identifies, for each Portfolio
Manager,the structure of, and method(s) used to determine, portfolio manager compensation. The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.





Portfolio

Compensation Structure and Method(s)/Material Conflicts of
Interest

SP T. Rowe
Price
Large Cap
Growth

Portfolio Manager Compensation Structure.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:
Investment performance over one-, three-, five-, and 10-year periods is the most important input. T Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
Conflicts of Interest
We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.
 T. Rowe Price has adopted
brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. T. Rowe Price has developed written trade allocation guidelines for its Trading
Desks. Generally, when the amount
of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rate allocation may not always adequately
accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions;
(iii) to give priority to accounts
with specialized investment policies and
 objectives; and (iv) to reallocate in light of a participating portfolio's characteristics
(e.g., available cash, industry or issuer concentration, duration, credit exposure).
Also, with respect to private placement
transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.



C. Portfolio Manager Securities Ownership. The table below identifies, for each Portfolio Manager, ownership of Fund securities by each Portfolio Manager.





Portfolio

Portfolio
Manager(s)

Ownership of Fund
Securities

SP T. Rowe Price Large Cap
Growth

Robert W.
Sharps

None



D.                                     Effective on or
about December 5, 2005, Salomon Brothers Asset Management
Inc. ("SaBAM") will join Goldman Sachs Asset Management,
L.P. ("GSAM") as a subadviser to the SP Goldman Sachs
Small Cap Value Portfolio.  Effective on or about
December 5, 2005, the name of the Portfolio will change from the SP Goldman Sachs Small Cap Value Portfolio to the SP Small Cap Value Portfolio. As of such date, all references in the Prospectus to the SP Goldman Sachs
Small Cap Value Portfolio shall be deemed to refer to the SP Small Cap Value Portfolio.

The following replaces the information relating to the Portfolio in the table titled "Subadvisory Fee Rates" under the section "Investment Management and Distribution
Arrangements."

Subadvisory Fee Rates



Portfolio

Subadv
iser

Fee

SP Small
Cap Value

GSAM(5
)

0.50% of average daily net assets to $500 million and 0.45% of average daily net assets over $500 million



SaBAM

0.40% of average daily net assets







(5) For purposes of calculating the fee payable to GSAM, the assets managed by GSAM in the SP Small Cap Value
Portfolio will be aggregated with the assets managed by GSAM in the AST Goldman Sachs Small Cap Value Portfolio of American Skandia Trust and the SP Goldman Sachs Small
Cap Value Portfolio of Strategic Partners Mutual
Funds, Inc.

The following is added to the information relating to the Portfolio under the section "Investment Management and Distribution Arrangements-Portfolio Managers."

A. Other Accounts Managed by Portfolio Managers. The table below identifies as of March 31, 2005, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.





Portf
olio

Portfo
lio
Manage
r(s)

Registered
Investment
Companies

Other Pooled
Investment Vehicles

Other
Accounts

SP
Small
Cap
Value

Peter
Hable

21 Registered Investment
Companies with $10.5
billion in total assets
under management

2 Unregistered Pooled
Investment Vehicles
with $470 million in
assets under management

99,565 Other
Accounts with
$13.85 billion in
total assets
under management



B. Portfolio Manager Compensation / Material Conflicts of
Interest. The table below identifies, for each Portfolio
Manager,the structure of, and method(s) used to determine, portfolio manager compensation. The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.





Portf
olio

Compensation Structure and Method(s)/Material Conflicts of Interest

SP
Small
Cap
Value

SaBAM

Portfolio Manager Compensation

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another).
The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return
based on the return of products managed by the applicable investment team). An
additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:
Allocation of Limited Time and Attention . A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy
 or
identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities . If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies . At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may
decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market
price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers . Portfolio managers may be able to select or
influence the selection of the brokers and dealers that are used to execute
securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others.
Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are
reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation . A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.
The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities . The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.



C. Portfolio Manager Securities Ownership. The table below identifies, for each Portfolio Manager, ownership of Fund securities by each Portfolio Manager.



Portfolio

Portfolio
Manager(s)

Ownership of Fund
Securities

SP Small
Cap Value

Peter Hable
of SaBAM

None